The PNC Financial Services Group, Inc. Corporate & Institutional Banking BancAnalysts Association of Boston 25 th Annual Conference November 3, 2006 EXHIBIT 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix and in the version of the presentation materials posted on our corporate website at www.pnc.com under “About PNC –
Investor Relations.”
We provide greater
detail regarding those factors in our 2005 Form 10-K, including in the Risk Factors and
Risk Management sections, and in our 2006 Form 10-Qs and other SEC reports
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under
“About PNC - Investor Relations.”
Cautionary Statement Regarding
Forward-Looking Information

Key Takeaways
We’ve built a unique middle market franchise
Which positions us well in an environment where
it is difficult to generate appropriate risk-adjusted
returns from lending-only relationships
Our strategy is differentiated by a broad array of
product solutions, execution and cross-sell

Corporate & Institutional Banking –
A Major Contributor to PNC’s Earnings
Business segment earnings and return on capital reconciled to GAAP net income and returns in Appendix
Contribution to Total PNC Business
Contribution to Total PNC Business
Segment Earnings of $1.2 Billion
Segment Earnings of $1.2 Billion
For the Nine Months Ended 9/30/06 For the Nine Months Ended 9/30/06
Corporate &
Institutional
Banking
27%
C&I Banking Financial Highlights
Net income $334 million
Return on average
capital 23%
Noninterest income
to total revenue  51%
NPA’s to loans 0.46%
As of or for the
Nine Months Ended
September 30, 2006

Diverse
- No large industry concentration
Limited large non-investment
grade exposure
- Only 3% is non-investment grade
and >$50 million
Targeted
- Focused on clients that meet risk-adjusted
return criteria
Disciplined Approach Leads to
Strong Credit Risk Profile
Strong Asset Quality
Lending Profile (As of September 30, 2006)
PNC
Consolidated
September 30, 2006
Nonperforming loans to loans 0.34% 0.38%
Net charge-offs to
average loans YTD 0.26% 0.27%
Allowance for loan and lease
losses to loans 1.16% 1.14%
Allowance for loan and lease
losses to nonperforming loans 339% 335%
Peer
Group
Source: SNL DataSource; PNC as reported on consolidated basis.
Peer group represents average of super-regional banks identified in the Appendix.  Peer group excludes PNC.
Commercial Loans

Focused on National Middle Market
Opportunity
Middle Market Statistics
Approximately 35,000 companies with annual sales of $20 million to
$1 billion
(D&B)
Vast majority of middle market companies are privately held
(One Source)
Recent advances in the capital markets have opened up new and more sophisticated sources of capital to middle market companies
Middle Market M&A deals reached a 5-year high in 2005 with 1,700 transactions totaling nearly $225 billion in value
(Thomson Financial)
Private equity groups raised a total of $174 billion in capital in 2005 versus average of $32 billion per year since 2001
(Thomson Financial)

Broad Array of Solutions for Middle
Market Companies
Cash Flow Lending / Asset Based Lending /  Asset Securitization /
Commercial Real Estate Finance / Equipment Finance
Financing
Treasury Management
International Services
Capital Markets
Mergers and Acquisitions
Institutional Investments
Wealth Management
Additional Capabilities
Receivables / Disbursements / Information Reporting / Liquidity Management
Trade Services / Trade Finance / Receivables Management for Exporters /
Foreign Exchange / Correspondent Bank Network / Global Cash Management
Loan Syndications / Derivatives / Foreign Exchange / Public Finance /
Private Placements / Public Market Securities
Sell Side Advisory / Restructuring and Capital Raising / Management Buyouts /
Fairness Opinions / Acquisitions Advisory
Asset Management / Employee Benefits / Charitable Endowments /
Delaware Holding Company
Wealth Planning / Trust / Personal and Business Banking / Ultra High Net Worth
Workplace Banking / Commercial Insurance / Merchant Services

A Leader in Cross-Sell Penetration of Middle
Market Customers in PNC’s Footprint
(1)
PNC has Highest Percentage of Lead Bank Relationships in Our Footprint (63%)
Treasury management 74% 1
st
Business checking accounts 69% 1
st
Capital markets 26% 1
st
Short-term investment services 52% 1
st
International services 24% 1
st
Investment banking services 10% 1
st
Equipment leasing 17% 1
st
401(k) profit sharing, savings plans 17% 1
st
Loans/lines of credit 57% 2
nd
Based on third party survey of companies with annualized revenues of $30-$500 million.  Competitors referenced in survey include Bank of
America, Commerce Bank, Citizens Bank, Fifth Third, JP Morgan Chase, M&T Bank, National City and Wachovia.
2006 Rank
(1)
PNC Penetration

Key Takeaways
We’ve built a unique middle market franchise
Which positions us well in an environment where
it is difficult to generate appropriate risk-adjusted
returns from lending-only relationships
Our strategy is differentiated by a broad array of
product solutions, execution and cross-sell

The Market is Flooded with New
Competitors..
Total Syndicated Loan Volume
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005 2006
$ billions
Nine Months Ended September 30
New Money Issuance
Refinancings
+0%
+49%
Non-Investment
Grade: 53%

Others Are Lending At Below Breakeven
Returns..
1.7% 8 of last 16 yrs. 1.4%
Ba
0.69% 7 of last 16 yrs. 0.60%
Baa
3.5% 4 of last 16 yrs. 2.7%
B
Break-even
Spread
(2)
Current Spread Coverage of
Historical Losses
Current
Spread
(1)
Bond Rating
(1) Analysis is based on market spreads.  PNC’s risk-adjusted loan spread would most likely exceed the market spreads.
(2) Spread needed to cover historical losses for 5 year loan/bond.  Excludes other non-spread fee income.
Bond Spreads vs. Historical Loss Results
Based on our analysis,
spreads typically cover
losses in less than half
of all years
Break-even spreads
cover only average
losses

Recession
US Speculative-Grade Bond Default Rate: %
15.0
13.0
11.0
9.0
7.0
5.0
3.0
1.0
1
0
Jul-86
Jan-89
Jul-91
Jan-94
Jul-96
Jan-99
Jul-01
Jan-04
Jul-06

PNC

And Default Rates are at a Low Point U.S. Speculative-Grade Bond Default Rate Source: Moody’s Investor Service

Key Takeaways
We’ve built a unique middle market franchise
Which positions us well in an environment where
it is difficult to generate appropriate risk-adjusted
returns from lending-only relationships
Our strategy is differentiated by a broad array of
product solutions, execution and cross-sell
- Building on the success of national Commercial Real Estate,
Asset Based Lending, Treasury Management, Capital Markets
and M&A advisory capabilities
- Deepening client relationships
- Investing in new products, segments and technology to
achieve competitive advantage

$548
$422
2005 2006
$530
$555
2005 2006 2005 2006
Already Delivering on Our Strategies
Generating Loan Growth, but…
Commercial & Institutional Banking
Total Average Loans
Commercial & Institutional Banking
Net Interest Income (TE)
Commercial & Institutional Banking
Noninterest Income
Three Months Ended September 30 Nine Months Ended September 30 Nine Months Ended September 30
$ billions $ millions $ millions
Selling More Fee-Based Products Spreads Have Narrowed, so…
Net interest income on a taxable equivalent
basis is reconciled to GAAP in Appendix.
Includes lease financing.
2005 includes Market Street which was
deconsolidated from our Consolidated
Balance Sheet effective October 17, 2005.
*
*
$20.4
$18.3
$20.0
Market Street

Building on Our National Distribution
Capabilities
Offering Commercial Real Estate, Asset Based Lending, Treasury Management
and M&A Advisory Services Nationwide
Corporate & Institutional Banking Location
Lock Box Location

PNC’s Commercial Real Estate Model
Development
Pre-development
funding
Construction finance
Tax credit equity
Letters of credit
Bridge financing
Mezzanine financing
Equity bridge loans
CMBS
FHA permanent loan
programs
Freddie Mac loan
programs
Commercial loan
servicing
Offering Real Estate Solutions that Span the Life of a Project
Interim Permanent

$4.6
$6.1
$1.0
$2.0
2004 2006
Capturing Full Spectrum of Commercial
Real Estate Opportunities
$93
$180
2004 2006
Commercial Mortgage
Servicing Portfolio
Nine Months Ended September 30
Nine Months Ended September 30
As of September 30
Originations
$ billions $ billions
Sales Servicing
$ billions
$1.3
$2.1
$0.9
$2.0
2004 2006
Loan Syndications
CMBS
Balance Sheet Driven
CMBS Conduit

A Leading Asset Based Lending Franchise
Building on Established National Network
28 offices across the country
14 managers
65 sales representatives
67 portfolio managers
16 underwriters
46 field examiners
84 operations & other personnel
Sales and Servicing Capabilities
$0.0
$0.5
$1.0
$1.5
2005 2006
$ billions
Nine Months Ended September 30
Transaction Volumes
New Deals
75
86
$1.1
$1.4

Harris Williams – A Leader in M&A
Advisory to the Middle Market
Harris Williams YTD 9/30/06 revenue up 58% over YTD 9/30/05*
Two new industry-focused teams launched:  Technology and Transportation / Logistics
Backlog is stronger than ever with nearly 10% of currently engaged transactions having a PNC connection
PNC’s Wealth Management team is receiving introductions to many Harris Williams’
clients
Opened 2 offices in Philadelphia and Minneapolis
Increased staff by over 20% since January 1, 2006
PNC & Harris Williams - Highly Successful First Year Together
Growing revenue
Expanding geographic presence
Generating strong deal flow
YTD 9/30/05 reflects Harris Williams standalone revenue
*

Treasury Management – Expanding High Growth
Product Revenues Faster than the Industry
Wholesale lockbox 8% 5%
Purchasing card 46% 14%
EDI 59% 9%
All products 6% 3%
PNC
Industry
Average
Selected Product Revenue Growth – 2005 vs 2004 *
* Source: Ernst & Young industry survey

Summary
We’ve built a unique middle market franchise
Which positions us well in an environment where
it is difficult to generate appropriate risk-adjusted
returns from lending-only relationships
Our strategy is differentiated by a broad array of
product solutions, execution and cross-sell

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005 and in our current year Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor
Relations.”
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as our pending acquisition of Mercantile Bankshares Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments;
(c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our interest in BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, our pending acquisition of Mercantile Bankshares presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC after closing.  These risks and uncertainties include the following:
•
Completion of the transaction is dependent on, among other things, receipt of regulatory and Mercantile shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.  The impact of the completion of the transaction on PNC’s financial statements will be affected by the timing of the transaction.
•
The transaction may be substantially more expensive to complete (including the integration of Mercantile’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Cautionary Statement Regarding
Forward-Looking Information (continued)

•
The integration of Mercantile’s business and operations into PNC, which will include conversion of Mercantile’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Mercantile’s or PNC’s existing businesses.
•
The anticipated benefits to PNC are dependent in part on Mercantile’s business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC’s and Mercantile’s performance (with respect to Mercantile, see Mercantile’s SEC reports, accessible on the SEC’s website) or due to factors related to the acquisition of
Mercantile and the process of integrating it into PNC.
In addition to the pending Mercantile Bankshares transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits
(including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the PNC/Mercantile merger transaction with the United States Securities and Exchange Commission (the “SEC”).
SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY
OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER
TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY
STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain free copies of the proxy statement/prospectus, as well as other filings containing information about Mercantile Bankshares and
PNC, without charge, at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder
Relations at (800) 843-2206.  Documents filed with the SEC by Mercantile Bankshares will be available free of charge from Mercantile Bankshares Corporation, 2 Hopkins Plaza, P.O. Box 1477,
Baltimore, Maryland 21203, Attention:  Investor Relations.
Mercantile Bankshares and its directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from
Mercantile Bankshares’ shareholders in respect of the proposed merger transaction.  Information regarding the directors and executive officers of Mercantile Bankshares is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on March
29, 2006.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus relating to the merger transaction and the other relevant documents filed with the SEC when they become available.
Additional Information About
The PNC/Mercantile Transaction

Appendix

Non-GAAP to GAAP
Reconcilement
Business segments
Retail Banking $581 26% 48%
Corporate & Institutional Banking 334 23% 27%
BlackRock
(a)(b)
209 29% 8%
PFPC 93 31% 17%
Total business segments 1,217 26% 100%
Minority interest in income of BlackRock (64)
Other (b)(c)
1,066
Total consolidated $2,219 34%
$ millions
Return on
Average
Capital *
Percentages for BlackRock and PFPC reflect return on average equity.
PNC’s ownership interest in BlackRock was approximately 69-70% for the period presented. Effective September 29, 2006, PNC’s ownership interest in BlackRock dropped to approximately 34%
BlackRock reported GAAP earnings of $153 million for the period presented. For PNC business segment reporting presentation, pretax integration costs incurred by BlackRock for the MLIM transaction, totaling $91 million for the period presented, have been reclassified from
“BlackRock” to “Other.”
“Other” for the period presented also includes the after-tax impact of PNC’s gain on the BlackRock / MLIM transaction and PNC’s costs associated with its securities portfolio rebalancing and mortgage loan portfolio repositioning.
Appendix
Business Earnings and Return on Capital
Nine Months Ended September 30, 2006
Earnings
Segment
Earnings
Contribution
*
(a)
(b)
(c)

Non-GAAP to GAAP
Reconcilement
Appendix
Net Interest Income
Business segments
Retail Banking $1,172 $4 $1,176 $1,255 $4 $1,259
Corporate & Institutional Banking 549 6 555 523 7 530
BlackRock 31 1 32 20 5 25
PFPC (27) 0 (27) (29) 0 (29)
Total business segments 1,725 11 1,736 1,769 16 1,785
Minority interest in income of BlackRock
Other (126) 9 (117) (90) 4 (86)
Total consolidated $1,599 $20 $1,619 $1,679 $20 $1,699
$ millions
Taxable-
Equivalent
Adjustment
2005
Nine Months Ended September 30
GAAP
Net Interest
Income
2005
Net Interest
Income TE
2005
Taxable-
Equivalent
Adjustment
2006
GAAP
Net Interest
Income
2006
Net Interest
Income TE
2006

BB&T Corporation BBT
The Bank of New York Company, Inc. BK
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix